Seligman Capital Fund, Inc.

Annual Report
December 31, 2002

Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

During the year ended December 31, 2002, Seligman Capital Fund delivered a total return of –33.32% based on the net asset value of Class A shares. During the same time, the Lipper Mid-Cap Growth Funds Average returned –28.31% and the Russell MidCap Growth Index returned –27.41%.

The past year was highly challenging for equity investors as the major stock indices recorded their third consecutive annual loss, something that has not happened in the post-World War II era. This negative investment environment was driven by geopolitical uncertainty, the lack of a strong economic recovery, weak corporate profits, and corporate governance and accounting scandals.

Within this difficult environment, Seligman Capital Fund posted disappointing results. The Fund had been positioned for an economic recovery led by industrials. In fact, corporate profits remained weak and the recovery failed to take hold with the strength we had expected.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector, which was the economy’s weakest link in the recent downturn. Earnings are beginning to strengthen, companies have been paying off debt, and capital spending by businesses (excluding telecommunications and utilities) is beginning to trend upward. Seligman Capital Fund remains positioned for an industrial-led economic recovery, and we believe this positioning will benefit the Fund over the coming year.

In September 2002, Shareholders considered and approved several proposals, including the election of Directors, amendments to the Fund’s fundamental investment restrictions, and changes to the Fund’s Management Agreement. For complete results of the vote, please refer to page 25 of this report.

We thank you for your continued support of Seligman Capital Fund. A discussion with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

1

Interview With Your Portfolio Manager
Marion S. Schultheis

Q:	How did Seligman Capital Fund perform during the fiscal year ended December 31, 2002?

A:

During the year ended December 31, 2002, Seligman Capital Fund delivered a total return of –33.32% based on the net asset value of Class A shares. During the same time, the Lipper Mid-Cap Growth Funds Average returned –28.31% and the Russell MidCap Growth Index returned –27.41%.

Q:	What economic and market factors influenced the Fund’s results during this time?

A:

2002 proved to be yet another dismal year for equity investors. While no area of the market was safe — every sector delivered negative performance — growth stocks fared even worse. Investors pursued what they perceived to be the very safest of investments, with US Treasury securities topping the list, and shunned stocks whose prices depend heavily upon investor optimism for the future, particularly growth stocks.

As we headed into 2002, we believed the economy would to stage a lasting recovery, and were thus hopeful for a bright near-term outlook for growth stocks, which typically do well in the early phases of recovery. We had expected corporations, whose spending had been sluggish, to lead the economy out of the recession with increased capital spending. We had expected consumer strength, which had remained robust throughout the economic downturn, to weaken. Instead, corporate spending did not increase, in spite of some improvements in corporate profits, and consumer spending surprised almost everyone with continued strength through the middle of 2002.

In hindsight, we were early in our expectations for a recovery. Capital expenditures did not resume and, in the third quarter, as consumer spending slowed, fears grew that the economy was sliding back into recession.

Q:	What was your strategy in 2002?

A:

We positioned the Fund for a cyclical rebound in the economy. We were overweighted in health care, technology, and industrials/materials. We were underweighted in consumer cyclicals, energy, and financials, and neutral in consumer staples.

Q:	What sectors most affected the Fund’s performance?

A:

At year end, the Fund’s largest sector weighting was health care, particularly pharmaceuticals and biotechnology. These stocks delivered generally poor performances in 2002, and our overweighting hurt the Fund’s overall returns. Last year, pharmaceuticals and biotechnology suffered under a confluence of adverse events. The Federal Drug Administration (FDA) operated without a commissioner for most of the year, which held up FDA approvals for new drugs. There were manufacturing problems, and patents were expiring on older drugs.

These industry-specific problems, in addition to the difficult environment for all stocks, pushed valuations in this industry to very low, and we believe attractive, levels. While we were disappointed with this group’s performance in 2002, we have increased the Fund’s exposure in this area. We expect an improvement in the regulatory and legislative environment for many pharmaceutical companies in 2003. Drug companies also have a full pipeline of new products, and biotechnology companies are making exciting new advances that we

2

Interview With Your Portfolio Manager
Marion S. Schultheis

believe will improve the fundamentals of these companies and inspire investor enthusiasm for the stocks.

The portfolio’s second largest sector weighting was technology, particularly computer software and services. This exposure hurt overall returns since technology was one of the worst-performing sectors of the market. Spending on equipment and software bottomed in the beginning of 2002, but has since been improving. Spending in this area is now growing at its fastest rate in three years; we believe this growth will continue throughout 2003. While technology companies and their stocks suffered to the greatest degree during the economic slowdown and market slide, we believe they are also particularly well positioned to benefit if the economy recovers as we expect. In this difficult environment, companies need productivity gains, and investment in technology has delivered those gains. Corporations have also held back on technology spending over the past few years. We believe it is only a matter of time before companies will have to update their equipment or risk being left behind. Finally, expectations for technology stocks have fallen to such low levels that any improvement in the earnings outlook for these companies should revive interest in those stocks.

Industrial stocks remained a significant part of the portfolio. While spending by airlines and energy companies declined in 2002, business investment in supplies and equipment improved and industrial stocks were among the chief beneficiaries of this increase. Companies maintained historically low inventories in 2002, which we believe bodes well for 2003. Any increase in demand should necessitate an increase in manufacturing. We believe this sector should do well if the economy recovers as we expect because of cost cutting and capacity reductions.

Q:	What is your outlook?

A:

We continue to have confidence that an economic recovery is slowly taking place, and that industrial, rather than consumer, stocks will be the primary beneficiaries. Businesses have cut costs dramatically over the past few years. If demand resumes, as we believe it will, earnings should improve. We are focusing on those industries, such as technology and industrials, best positioned to take advantage of this type of recovery.

Of course, risks remain, and we view the possibility of war in the Middle East as the primary obstacle to an economic and stock-market rebound. However, if the conflict with Iraq is resolved quickly, investors may see some improvement as early as the beginning of or the middle of 2003.

The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Capital Fund is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by Christopher Boova and David Levy (trader). The Team is responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund’s objective.

3

Performance Overview

This chart compares a $10,000 hypothetical investment in Seligman Capital Fund Class A, with and without the initial 4.75% maximum sales charge, to $10,000 investments in the Lipper Mid-Cap Growth Funds Average, the Lipper Multi-Cap Growth Funds Average, and the Russell Mid-Cap Growth Index, for the 10-year period ended December 31, 2002. Calculations assume reinvestment of distributions. The performances of Seligman Capital Fund Class B, Class C, Class D and Class I, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. It is important to keep in mind that the Lipper Mid-Cap Growth Funds Average, the Lipper Multi-Cap Growth Funds Average and the Russell MidCap Growth Index exclude the effect of taxes and sales charges, and the Russell MidCap Growth Index also excludes the effect of fees.

The performances of Class B, Class C, Class D and Class I will differ from the performance shown for Class A, based on the differences in sales charges and fees paid by shareholders. Effective May 2002, the Fund has been classified as a mid-cap growth fund by Lipper, based upon Lipper’s analysis of the types of securities held by the Fund at December 31, 2001. Therefore, the Fund will now be compared to the Lipper Mid-Cap Growth Funds Average.

Net Asset Value Per Share

	12/31/02	6/30/02	12/31/01

Class A	$13.11	$15.23	$19.66
Class B	11.21	13.08	16.95
Class C	11.23	13.11	16.98
Class D	11.23	13.10	16.97
Class I	13.17	15.26	19.66

Capital Gain (Loss) Information Per Share
For the Year Ended December 31, 2002

Realized	$(5.330)
Unrealized	0.557	ø

ø Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2002.

4

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2002

	Average Annual

	Six Months*	One Year	Five Years	10 Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class D Since Inception 5/3/93		Class I Since Inception 11/30/01

Class A**
With Sales Charge	(18.01)%	(36.48)%	0.86%	7.14%	n/a		n/a	n/a		n/a
Without Sales Charge	(13.92)	(33.32)	1.84	7.66	n/a		n/a	n/a		n/a
Class B**
With CDSC†	(18.58)	(37.17)	0.81	n/a	n/a		n/a	n/a		n/a
Without CDSC	(14.30)	(33.86)	1.07	n/a	4.55%		n/a	n/a		n/a
Class C**
With Sales Charge and CDSC††	(16.03)	(35.17)	n/a	n/a	n/a		(2.88)%	n/a		n/a
Without Sales Charge and CDSC	(14.34)	(33.86)	n/a	n/a	n/a		(2.61)	n/a		n/a
Class D**
With 1% CDSC	(15.13)	(34.49)	n/a	n/a	n/a		n/a	n/a		n/a
Without CDSC	(14.27)	(33.82)	1.09	n/a	n/a		n/a	7.38%		n/a
Class I**	(13.70)	(33.01)	n/a	n/a	n/a		n/a	n/a		(29.49)%
Lipper Mid-Cap Growth Funds Average***	(13.81)	(28.31)	0.12	7.67	2.85	†††	(5.10)	7.88	‡	(23.79)
Lipper Multi-Cap Growth Funds Average***	(11.99)	(29.88)	(0.53)	7.89	3.29	†††	(9.98)	8.11	‡	(26.92)
Russell MidCap Growth Index***	(9.59)	(27.41)	(1.82)	6.71	2.80		(8.23)	7.31		(23.08)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager has voluntarily reimbursed certain expenses. Absent such reimbursement, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

***

The Lipper Mid-Cap Growth Funds Average, the Lipper Multi-Cap Growth Funds Average, and the Russell MidCap Growth Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Russell MidCap Growth Index also excludes the effect of fees. The Lipper Mid-Cap Growth Funds Average is an average of US mutual funds that invest primarily in mid-cap growth stocks. The Lipper Multi-Cap Growth Funds Average is an average of US mutual funds that invest primarily in growth stocks with a variety of market capitalizations. The Russell MidCap Growth Index measures the performance of mid-cap growth stocks. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	From May 6, 1993.

5

Portfolio Overview

Diversification of Net Assets
December 31, 2002

				Percent of Net Assets December 31,

	Issues	Cost	Value	2002	2001

Common Stocks:
Automobiles and Components	2	$ 13,500,011	$ 21,093,831	4.0	2.3
Capital Goods	5	34,084,322	33,762,870	6.4	7.1
Chemicals	2	22,016,173	25,709,712	4.9	3.4
Commercial Services and Supplies	5	41,751,340	41,921,953	7.9	2.4
Communications Equipment	4	7,458,215	5,658,039	1.1	7.5
Computers and Peripherals	2	7,228,283	8,113,719	1.5	1.9
Consumer Durables and Apparel	2	9,684,564	13,392,962	2.5	4.2
Consumer Staples	3	7,477,136	7,257,919	1.4	2.5
Containers and Packaging	1	11,193,344	12,322,482	2.3	—
Electronic Equipment and Instruments	4	27,074,324	27,336,132	5.2	6.9
Energy	1	3,226,438	3,117,915	0.6	2.2
Financials	3	11,261,613	12,235,144	2.3	2.6
Health Care Equipment and Services	8	51,208,967	52,715,755	10.0	7.2
Hotels, Restaurants and Leisure	3	15,163,770	20,795,371	3.9	1.9
Media	1	5,558,710	5,017,600	0.9	2.1
Pharmaceuticals and Biotechnology	11	80,279,335	71,332,584	13.5	10.3
Retailing	4	15,186,818	24,295,007	4.6	7.7
Semiconductor Equipment and Products	9	38,380,216	32,055,760	6.1	6.3
Software and Services	11	51,838,370	55,946,042	10.6	14.5
Telecommunication Services	2	8,929,230	7,672,974	1.4	—
Transportation	3	20,180,027	24,730,420	4.7	3.5

	86	482,681,206	506,484,191	95.8	96.5
Short-Term Holding and Other Assets Less Liabilities	1	22,019,286	22,019,286	4.2	3.5

Net Assets	87	$504,700,492	$528,503,477	100.0	100.0

Largest Industries
December 31, 2002

6

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

King Pharmaceuticals*	Staples**
Express Scripts*	Georgia Gulf
BMC Software*	Starwood Hotels & Resorts Worldwide**
Biomet*	ServiceMaster**
Cheesecake Factory*	Williams-Sonoma
St. Jude Medical*	Human Genome Sciences**
Covance	Pharmaceuticals Resources**
Swift Transportation*	Alloy**
Adolph Coors (Class B)*	AFLAC
Intersil (Class A)*	Robert Half International**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

  *  Position added during the period.
**  Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2002

Security	Value	Percent of Net Assets

Georgia Gulf	$15,695,862	3.0
Rockwell Automation	15,503,506	2.9
Diebold	14,802,102	2.8
Avery Dennison	13,480,356	2.6
Gentex	12,736,251	2.4
Pactiv	12,322,482	2.3
AFLAC	12,234,744	2.3
Expeditors International of Washington	11,384,185	2.2
Ecolab	10,013,850	1.9
Mercury Interactive	10,002,632	1.9

7

Portfolio of Investments
December 31, 2002

	Shares	Value

Common Stocks 95.8%
Automobiles and Components 4.0%
Gentex*	402,600	$12,736,251
Harley-Davidson	180,900	8,357,580

		21,093,831

Capital Goods 6.4%
Actuant (Class A)*	42,200	1,960,190
Danaher	133,600	8,777,520
Fastenal	121,700	4,550,972
Navistar International*	122,200	2,970,682
Rockwell Automation	748,600	15,503,506

		33,762,870

Chemicals 4.9%
Ecolab	202,300	10,013,850
Georgia Gulf	678,300	15,695,862

		25,709,712

Commercial Services and Supplies 7.9%
Avery Dennison	220,700	13,480,356
ChoicePoint*	239,333	9,451,260
Cintas	167,800	7,673,494
Fiserv*	240,500	8,155,355
Pitney Bowes	96,800	3,161,488

		41,921,953

Communications Equipment 1.1%
ADC Telecommunications*	787,500	1,649,813
CIENA*	153,600	787,200
JDS Uniphase*	501,100	1,232,706
Juniper Networks*	292,400	1,988,320

		5,658,039

Computers and Peripherals 1.5%
Lexmark International (Class A)*	97,700	5,910,850
Seagate Technology*	205,300	2,202,869

		8,113,719

Consumer Durables and Apparel 2.5%
Coach*	250,100	8,233,292
Mohawk Industries*	90,600	5,159,670

		13,392,962

See footnotes on page 11.

8

Portfolio of Investments
December 31, 2002

	Shares	Value

Consumer Staples 1.4%
Adolph Coors (Class B)	87,900	$ 5,383,875
Smithfield Foods*	24,100	478,144
United Natural Foods*	55,000	1,395,900

		7,257,919

Containers and Packaging 2.3%
Pactiv*	563,700	12,322,482

Electronic Equipment and Instruments 5.2%
Diebold	359,100	14,802,102
Millipore	211,100	7,177,400
Molex	92,500	2,131,200
Vishay Intertechnology*	288,500	3,225,430

		27,336,132

Energy 0.6%
BJ Services*	96,500	3,117,915

Financials 2.3%
AFLAC	406,200	12,234,743
Ocean West Holding*	100	23
Ocean West Holding (warrants)*	1,000	378

		12,235,144

Health Care Equipment and Services 10.0%
Accredo Health*	144,150	5,088,495
Biomet	210,900	6,049,666
Covance*	385,800	9,486,822
Express Scripts*	144,200	6,933,857
Laboratory Corporation of America Holdings*	235,000	5,461,400
Pharmaceutical Product Development*	257,300	7,535,031
Quest Diagnostics*	97,000	5,519,300
St. Jude Medical*	167,200	6,641,184

		52,715,755

Hotels, Restaurants and Leisure 3.9%
P.F. Chang’s China Bistro*	263,100	9,559,738
Cheesecake Factory*	194,900	7,049,533
Starbucks*	205,000	4,186,100

		20,795,371

Media 0.9%
Univision Communications (Class A)*	204,800	5,017,600

See footnotes on page 11.

9

Portfolio of Investments
December 31, 2002

	Shares	Value

Pharmaceuticals and Biotechnology 13.5%
Allergan	84,900	$ 4,891,938
Biogen*	160,900	6,453,699
Cephalon*	140,900	6,861,830
Charles River Laboratories International*	213,200	8,203,936
Gilead Sciences*	67,800	2,298,759
IDEC Pharmaceuticals*	204,100	6,761,833
IDEXX Laboratories*	169,100	5,582,837
King Pharmaceuticals*	434,600	7,470,774
MedImmune*	348,700	9,470,692
NPS Pharmaceuticals*	295,700	7,439,812
SICOR*	371,900	5,896,474

		71,332,584

Retailing 4.6%
Amazon.com*	135,800	2,564,583
Bed Bath & Beyond*	166,500	5,760,068
Chico’s FAS*	451,300	8,534,083
Williams-Sonoma*	274,300	7,436,273

		24,295,007

Semiconductor Equipment and Products 6.1%
Integrated Circuit Systems*	47,100	859,339
Intersil (Class A)*	342,300	4,783,643
KLA-Tencor*	120,500	4,255,457
Marvell Technology Group*	258,000	4,877,490
Microchip Technology	63,700	1,557,784
National Semiconductor*	138,800	2,083,388
Novellus Systems*	165,100	4,639,310
QLogic*	217,400	7,501,387
RF Micro Devices*	204,500	1,497,962

		32,055,760

Software and Services 10.6%
Adobe Systems	192,000	4,766,400
BEA Systems*	279,000	3,211,290
BMC Software*	426,500	7,297,415
Intuit*	134,800	6,329,534
Mercury Interactive*	337,300	10,002,632
PeopleSoft*	156,700	2,866,043
SunGard Data Systems*	210,600	4,961,736
Symantec*	106,400	4,311,860

See footnotes on page 11.

10

Portfolio of Investments
December 31, 2002

	Shares or Principal Amount		Value

Software and Services (continued)
Synopsys*	71,100	shs.	$ 3,282,687
VERITAS Software*	247,000		3,849,495
Yahoo!*	310,000		5,066,950

			55,946,042

Telecommunication Services 1.4%
Nextel Communications (Class A)*	378,800		4,312,638
Sprint PCS Group	767,200		3,360,336

			7,672,974

Transportation 4.7%
Expeditors International of Washington	348,300		11,384,185
C.H. Robinson Worldwide	216,100		6,740,159
Swift Transportation*	330,800		6,606,076

			24,730,420

Total Common Stocks (Cost $482,681,206)			506,484,191

Repurchase Agreement (Cost $24,700,000) 4.7%	$24,700,000		24,700,000

Total Investments (Cost $507,381,206) 100.5%			531,184,191

Other Assets Less Liabilities (0.5)%			(2,680,714)

Net Assets 100.0%			$528,503,477

* Non-income producing security.
See Notes to Financial Statements.

11

Statement of Assets and Liabilities
December 31, 2002

Assets:
Investments, at value:
Common stocks (cost $482,681,206)	$506,484,191
Repurchase agreement (cost $24,700,000)	24,700,000	$531,184,191
Cash		95,914
Receivable for securities sold		1,745,718
Receivable for Capital Stock sold		1,032,031
Investment in, and expenses prepaid to, shareholder service agent		282,715
Receivable for dividends and interest		119,744
Other		41,821

Total Assets		534,502,134

Liabilities:
Payable for Capital Stock repurchased		3,325,226
Payable for securities purchased		1,744,104
Management fee payable		392,203
Accrued expenses and other		537,124

Total Liabilities		5,998,657

Net Assets		$528,503,477

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 42,696,383 shares outstanding):
Class A		$ 25,577,302
Class B		7,031,059
Class C		6,012,386
Class D		3,483,449
Class I		592,187
Additional paid-in capital		918,443,299
Accumulated net investment loss		(38,804)
Accumulated net realized loss		(456,400,386)
Net unrealized appreciation of investments		23,802,985

Net Assets		$528,503,477

Net Asset Value Per Share:
Class A ($335,219,879 ÷ 25,577,302)		$ 13.11
Class B ($78,832,068 ÷ 7,031,059)		$ 11.21
Class C ($67,545,399 ÷ 6,012,386)		$ 11.23
Class D ($39,109,834 ÷ 3,483,449)		$ 11.23
Class I ($7,796,297 ÷ 592,187)		$ 13.17

See Notes to Financial Statements

12

Statement of Operations
For the Year Ended December 31, 2002

Investment Income:
Dividends	$ 2,112,351
Interest	518,701

Total Investment Income	2,631,052

Expenses:
Management fees	3,693,788
Distribution and service fees	3,476,424
Shareholder account services	2,445,042
Shareholders’ meeting	212,989
Custody and related services	188,425
Shareholder reports and communications	157,797
Auditing and legal fees	154,224
Registration	150,016
Directors’ fees and expenses, net	42,420
Miscellaneous	33,357

Total Expenses Before Reimbursement	10,554,482

Reimbursement of expenses	(1,071)

Total Expenses After Reimbursement	10,553,411

Net Investment Loss	(7,922,359)

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(227,553,370)
Net change in unrealized appreciation of investments	(47,206,834)

Net Loss on Investments	(274,760,204)

Decrease in Net Assets from Operations	$(282,682,563)

See Notes to Financial Statements

13

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:
Net investment loss	$ (7,922,359)	$ (7,453,220)
Net realized loss on investments	(227,553,370)	(223,185,125)
Net change in unrealized appreciation/depreciation of investments	(47,206,834)	92,693,631

Decrease in Net Assets from Operations	(282,682,563)	(137,944,714)

Distributions to Shareholders:
Net realized short-term gain on investments:*
Class A	—	(495,660)
Class B	—	(157,785)
Class C	—	(142,924)
Class D	—	(81,224)
Net realized long-term gain on investments:
Class A	—	(11,436,035)
Class B	—	(3,642,513)
Class C	—	(3,302,578)
Class D	—	(1,875,665)

Decrease in Net Assets from Distributions	—	(21,134,384)

Capital Share Transactions:
Net proceeds from sales of shares	166,677,576	235,765,131
Exchanged from associated funds	81,362,697	255,549,973
Value of shares issued in payment of gain distributions	—	19,278,681

Total	248,040,273	510,593,785

Cost of shares repurchased	(158,153,102)	(129,358,936)
Exchanged into associated funds	(84,117,227)	(253,780,186)

Total	(242,270,329)	(383,139,122)

Increase in Net Assets from Capital Share Transactions	5,769,944	127,454,663

Decrease in Net Assets	(276,912,619)	(31,624,435)

Net Assets:
Beginning of year	805,416,096	837,040,531

End of Year (net of accumulated net investment loss of $38,804 and $63,880, respectively)	$528,503,477	$805,416,096

* For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements

14

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2002, matured pursuant to its terms.

15

Notes to Financial Statements

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.

Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2002, amounted to $833,765,039 and $829,448,324, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $512,170,692. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $4,789,486. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $56,416,649 and $37,403,150, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. Effective September 26, 2002, the Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. Prior to September 26, 2002, the management fee rate was calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.57% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $33,861 from sales of Class A shares. Commissions of $263,534 and $166,554 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $990,675 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily

16

Notes to Financial Statements

net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $1,030,500, $932,411 and $522,838, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $109,729.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2002, amounted to $54,990.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received commissions of $8,269 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $76,175, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $2,445,042 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses.  For the year ended December 31, 2002, the loss from the return on deferred fees was $10,786, reducing directors’

17

Notes to Financial Statements

fees and expenses. The accumulated balance thereof at December 31, 2002, of $38,804 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2002, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a capital loss carryforward for federal income tax purposes of $441,088,607 which is available for offset against future taxable net capital gains, expiring in varying amounts through 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $10,522,293 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2002		2001

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	7,453,382	$121,594,821	6,231,776	$128,446,244
Exchanged from associated funds	4,048,113	63,353,149	10,222,805	215,581,399
Shares issued in payment of gain distributions	—	—	610,596	10,728,256

Total	11,501,495	184,947,970	17,065,177	354,755,899

Cost of shares repurchased	(6,212,784)	(95,034,608)	(4,139,871)	(83,203,505)
Exchanged into associated funds	(3,800,752)	(59,649,593)	(10,206,377)	(214,176,718)
Transferred to Class I	(334,370)	(5,701,006)	—	—

Total	(10,347,906)	(160,385,207)	(14,346,248)	(297,380,223)

Increase	1,153,589	$ 24,562,763	2,718,929	$ 57,375,676

18

Notes to Financial Statements

	Year Ended December 31,

	2002		2001

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	957,906	$ 13,550,892	2,236,033	$ 40,723,093
Exchanged from associated funds	735,336	10,055,563	1,204,145	21,424,540
Shares issued in payment of gain distributions	—	—	226,810	3,438,408

Total	1,693,242	23,606,455	3,666,988	65,586,041

Cost of shares repurchased	(1,523,409)	(19,591,332)	(957,291)	(16,710,427)
Exchanged into associated funds	(1,025,988)	(13,007,752)	(1,057,474)	(17,970,819)

Total	(2,549,397)	(32,599,084)	(2,014,765)	(34,681,246)

Increase (decrease)	(856,155)	$ (8,992,629)	1,652,223	$ 30,904,795

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,181,820	$ 16,944,646	2,990,603	$ 54,720,369
Exchanged from associated funds	188,226	2,517,905	346,041	5,941,095
Shares issued in payment of gain distributions	—	—	216,666	3,290,804

Total	1,370,046	19,462,551	3,553,310	63,952,268

Cost of shares repurchased	(2,121,776)	(26,980,061)	(940,086)	(16,128,893)
Exchanged into associated funds	(492,354)	(6,212,683)	(563,972)	(9,704,911)

Total	(2,614,130)	(33,192,744)	(1,504,058)	(25,833,804)

Increase (decrease)	(1,244,084)	$ (13,730,193)	2,049,252	$ 38,118,464

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	658,387	$ 9,189,138	651,559	$ 11,647,837
Exchanged from associated funds	376,206	5,436,080	688,552	12,602,939
Shares issued in payment of gain distributions	—	—	119,954	1,821,213

Total	1,034,593	14,625,218	1,460,065	26,071,989

Cost of shares repurchased	(1,161,735)	(15,201,329)	(768,936)	(13,316,111)
Exchanged into associated funds	(400,921)	(5,247,199)	(642,810)	(11,927,738)

Total	(1,562,656)	(20,448,528)	(1,411,746)	(25,243,849)

Increase (decrease)	(528,063)	$ (5,823,310)	48,319	$ 828,140

	Year Ended December 31, 2002		November 30, 2001* to December 31, 2001

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	343,270	$ 5,398,079	11,558	$ 227,588
Transferred from Class A	334,370	5,701,006	—	—

Total	677,640	11,099,085	11,558	227,588

Cost of shares repurchased	(97,011)	(1,345,772)	—	—

Increase	580,629	$ 9,753,313	11,558	$ 227,588

* Commencement of offering of shares.

19

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A
	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Year	$19.66	$23.81	$27.01	$20.06	$17.48
Income from Investment Operations:
Net investment loss	(0.14)	(0.13)	(0.09)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments	(6.41)	(3.51)	2.85	9.80	3.30

Total from Investment Operations	(6.55)	(3.64)	2.76	9.72	3.26

Less Distributions:
Distributions from net realized capital gain	—	(0.51)	(5.96)	(2.77)	(0.68)
Total Distributions	—	(0.51)	(5.96)	(2.77)	(0.68)

Net Asset Value, End of Year	$13.11	$19.66	$23.81	$27.01	$20.06

Total Return:	(33.32)%	(15.05)%	7.72%	50.71%	19.12%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$335,220	$480,222	$516,836	$385,379	$298,319
Ratio of expenses to average net assets	1.34%	1.08%	0.98%	1.02%	0.99%
Ratio of net investment loss to average net assets	(0.93)%	(0.65)%	(0.29)%	(0.39)%	(0.24)%
Portfolio turnover rate	132.45%	207.04%	212.97%	174.68%	132.18%

See footnotes on page 23.

20

Financial Highlights

Class B
	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Year	$16.95	$20.77	$24.35	$18.44	$16.24
Income from Investment Operations:
Net investment loss	(0.23)	(0.24)	(0.28)	(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	(5.51)	(3.07)	2.66	8.90	3.05

Total from Investment Operations	(5.74)	(3.31)	2.38	8.68	2.88
Less Distributions:
Distributions from net realized capital gain	—	(0.51)	(5.96)	(2.77)	(0.68)
Total Distributions	—	(0.51)	(5.96)	(2.77)	(0.68)

Net Asset Value, End of Year	$11.21	$16.95	$20.77	$24.35	$18.44

Total Return:	(33.86)%	(15.67)%	6.99%	49.51%	18.24%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$78,832	$133,664	$129,476	$29,097	$14,824
Ratio of expenses to average net assets	2.09%	1.83%	1.73%	1.77%	1.75%
Ratio of net investment loss to average net assets	(1.68)%	(1.40)%	(1.04)%	(1.14)%	(1.00)%
Portfolio turnover rate	132.45%	207.04%	212.97%	174.68%	132.18%

See footnotes on page 23.

21

Financial Highlights

Class C
	Year Ended December 31,
				5/27/99* to
	2002	2001	2000	12/31/99

Per Share Data:
Net Asset Value, Beginning of Period	$16.98	$20.81	$24.38	$18.12
Income from Investment Operations:
Net investment loss	(0.23)	(0.24)	(0.28)	(0.11)
Net realized and unrealized gain (loss) on investments	(5.52)	(3.08)	2.67	9.14
Total from Investment Operations	(5.75)	(3.32)	2.39	9.03
Less Distributions:
Distributions from net realized capital gain	—	(0.51)	(5.96)	(2.77)

Total Distributions	—	(0.51)	(5.96)	(2.77)

Net Asset Value, End of Period	$11.23	$16.98	$20.81	$24.38

Total Return:	(33.86)%	(15.69)%	7.03%	52.33%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$67,545	$123,225	$108,341	$7,202
Ratio of expenses to average net assets	2.09%	1.83%	1.73%	1.75%†
Ratio of net investment loss to average net assets	(1.68)%	(1.40)%	(1.04)%	(1.02)%†
Portfolio turnover rate	132.45%	207.04%	212.97%	174.68%††

See footnotes on page 23.

22

Financial Highlights

Class D						Class I
	Year Ended December 31,
						Year Ended	11/30/01* to
	2002	2001	2000	1999	1998	12/31/02	12/31/01

Per Share Data:
Net Asset Value, Beginning of Period	$16.97	$20.79	$24.38	$18.45	$16.25	$19.66	$19.24
Income from Investment
Operations:
Net investment loss	(0.23)	(0.24)	(0.28)	(0.22)	(0.17)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(5.51)	(3.07)	2.65	8.92	3.05	(6.43)	0.43

Total from Investment Operations	(5.74)	(3.31)	2.37	8.70	2.88	(6.49)	0.42

Less Distributions:
Distributions from net realized capital gain	—	(0.51)	(5.96)	(2.77)	(0.68)	—	—
Total Distributions	—	(0.51)	(5.96)	(2.77)	(0.68)	—	—

Net Asset Value, End of Period	$11.23	$16.97	$20.79	$24.38	$18.45	$13.17	$19.66

Total Return:	(33.82)%	(15.65)%	6.94%	49.60%	18.23%	(33.01)%	2.18%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$39,110	$68,078	$82,387	$39,781	$27,433	$7,796	$227
Ratio of expenses to average net assets	2.09%	1.83%	1.73%	1.77%	1.75%	0.83%	0.68	%†
Ratio of net investment loss to average net assets	(1.68)%	(1.40)%	(1.04)%	(1.14)%	(1.00)%	(0.43)%	(0.14	)%†
Portfolio turnover rate	132.45%	207.04%	212.97%	174.68%	132.18%	132.45%	207.04	%†††
Without expense reimbursement:Ø
Ratio of expenses to average net assets						0.85%	1.05	%†
Ratio of net investment loss to average net assets						(0.45)%	(0.50	)%†

*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
Ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.

See Notes to Financial Statements.

23

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc., including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

24

Shareholder Meeting

Shareholders of the Fund considered and approved the following proposals at a special meeting of shareholders held on September 25, 2002 at the offices of the Fund. Tabulations of the votes received on each of the proposals appear below.

Proposal 1
To elect a Board of Directors.

	In Favor of Election	Withhold Authority to Vote

John R. Galvin	22,452,075	984,719
Paul C. Guidone	22,501,219	935,575
Alice S. Ilchman	22,483,310	953,484
Frank A. McPherson	22,465,535	971,259
John E. Merow	22,468,596	968,198
Betsy S. Michel	22,504,778	932,016
William C. Morris	22,486,878	949,916
Leroy C. Richie	22,465,713	971,081
James Q. Riordan	22,441,667	995,127
Robert L. Shafer	22,460,109	976,685
James N. Whitson	22,495,878	940,916
Brian T. Zino	22,484,085	952,709

Proposal 2
To ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2002.

For Ratification	Against Ratification	Abstain

22,563,141	320,897	552,756

Proposal 3
To amend the management agreement between the Fund and J. & W. Seligman & Co. Incorporated to increase the management fee payable by the Fund and to change the method of computing the fee rate.

For Approval	Against Approval	Abstain	Broker Non-Votes

16,910,048	3,761,301	716,121	2,049,324

Proposal 4(a)
To amend the Fund’s fundamental restriction regarding investments in commodities.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,804,256	2,655,540	927,674	2,049,324

Proposal 4(b)
To amend the Fund’s fundamental restriction regarding the purchase of securities on margin.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,636,372	2,635,793	1,115,305	2,049,324

Proposal 4(c)
To amend the Fund’s fundamental restriction regarding borrowing.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,710,569	2,565,048	1,111,853	2,049,324

Proposal 4(d)
To amend the Fund’s fundamental restriction regarding lending.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,804,089	2,427,208	1,156,173	2,049,324

25

Shareholder Meeting

Proposal 4(e)
To amend the Fund’s fundamental restriction regarding underwriting.

For Approval	Against Approval	Abstain	Broker Non-Votes

18,373,642	1,818,729	1,195,099	2,049,324

Proposal 4(f)
To amend the Fund’s fundamental restriction regarding purchases or sales of real estate.

For Approval	Against Approval	Abstain	Broker Non-Votes

18,736,188	1,491,319	1,159,963	2,049,324

Proposal 4(g)
To amend the Fund’s fundamental restriction regarding diversification.

For Approval	Against Approval	Abstain	Broker Non-Votes

18,470,519	1,783,060	1,133,891	2,049,324

Proposal 4(h)
To amend the Fund’s fundamental restriction regarding industry concentration.

For Approval	Against Approval	Abstain	Broker Non-Votes

18,401,017	1,846,343	1,140,110	2,049,324

Proposal 4(i)
To eliminate the Fund’s fundamental restriction regarding short sales.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,964,796	2,262,950	1,159,724	2,049,324

Proposal 4(j)
To eliminate the Fund’s fundamental restriction regarding control or management of any company.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,999,819	2,211,610	1,176,041	2,049,324

Proposal 4(k)
To eliminate the Fund’s fundamental restriction regarding transactions in options.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,725,120	2,508,465	1,153,885	2,049,324

Proposal 4(l)
To eliminate the Fund’s fundamental restriction regarding investment in other investment companies.

For Approval	Against Approval	Abstain	Broker Non-Votes

18,252,515	1,999,126	1,135,829	2,049,324

Proposal 4(m)
To eliminate the Fund’s fundamental restriction regarding unseasoned companies.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,689,980	2,523,854	1,173,636	2,049,324

Proposal 4(n)
To eliminate the Fund’s fundamental restriction regarding mortgages and pledges.

For Approval	Against Approval	Abstain	Broker Non-Votes

17,739,480	2,474,656	1,173,334	2,049,324

26

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with FundØ	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (73)[2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (69)[3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73)[2,4] • Director: 1968 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

See footnotes on page 30.

27

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with FundØ	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (60)[2,4] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (61)[2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q. Riordan (75)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development.  Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70)[3,4] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (67)[2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

See footnotes on page 30.

28

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with FundØ	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64)*1 • Director and Chairman of the Board: 1998 to Date • Oversees 61 Portfolios in Fund Complex

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50)*1

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

• Director: 1993 to Date
• President: 1995 to Date
• Chief Executive Officer: Nov. 2002 to Date
• Oversees 61 Portfolios in Fund Complex

Paul C. Guidone (45)*1 • Director: May 2002 to Date • Oversees 60 Portfolios in Fund Complex

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Marion Schultheis (56) • Vice President and Portfolio Manager: 1998 to Date

Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Growth Fund Inc.; Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund; Vice President of Seligman Portfolios, Inc., and Portfolio Manager of its Capital Portfolio and Large-Cap Growth Portfolio, and Co-Portfolio Manager of its Global Growth Portfolio. Formerly, Managing Director at Chancellor LGT from October 1997 until May 1998; and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

Thomas G. Rose (45) • Vice President: 2000 to Date

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 30.

29

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with FundØ	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (46) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) • Secretary: 1994 to Date

Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated; and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

30

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield  — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio  — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective  — The shared investment goal of a fund and its shareholders.

Management Fee  — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares  — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

31

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semi-annual compounding.

Securities and Exchange Commission —The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

32

EQCA2 12/02